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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 8, 2004

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                              INNOTRAC CORPORATION
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          (Exact name of Registrant as Specified in its Charter)


        Georgia                             000-23741           58-1592285
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(State or other Jurisdiction of         (Commission File       (IRS Employer
Incorporation or Organization)               Number)        Identification No.)


       6655 Sugarloaf Parkway
           Duluth, Georgia                                     30097
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(Address of principal executive offices)                     (Zip code)


       Registrant's telephone number, including area code: (678) 584-4000



                                Not Applicable
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          (Former name or former address, if changed since last report)




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On July 8, 2004, the Audit Committee of the Board of Directors of Innotrac Corporation ("Innotrac") dismissed Innotrac's independent registered public accounting firm, Deloitte & Touche LLP ("Deloitte"), and appointed BDO Seidman, LLP ("BDO") as its new independent registered public accounting firm, effective immediately. This determination followed Innotrac's evaluation of proposals from accounting firms to serve as Innotrac's independent registered public accounting firm for its fiscal year ending December 31, 2004.

         The audit reports issued by Deloitte on the consolidated financial statements of Innotrac Corporation as of and for the fiscal years ended December 31, 2002 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for the 2002 audit report, which disclosed the Company's change in method of accounting for goodwill and other intangible assets to conform with Statement of Financial Accounting Standards No. 142.

         During Innotrac's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements between Innotrac and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte's satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its reports on Innotrac's consolidated financial statements for such periods. Nor have there been any reportable events as listed in Item 304(a)(1)(v) of Regulation S-K during Innotrac's two most recent fiscal years and through the date of this Form 8-K.

         Innotrac provided Deloitte with a copy of the foregoing disclosures, and a letter from Deloitte confirming its agreement with these disclosures is attached as Exhibit 16.1 to this report.

         During Innotrac's two most recent fiscal years and through the date of this Form 8-K, Innotrac did not consult with BDO with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)    Exhibits.

                Exhibit                 Description
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                16.1           Letter from Deloitte & Touche LLP to the
                               Securities and Exchange Commission dated
                               July 13, 2004


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     INNOTRAC CORPORATION


                                              By:    /s/ David L. Gamsey
                                                     ---------------------------
                                                     David L. Gamsey
                                                     Senior Vice President,
                                                     Chief Financial Officer and
Date:  July 13, 2004                                 Secretary